UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2010

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	001-34696	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 North Wall Street, Spokane, Washington 99201

(Address of principal executive offices) (Zip Code)

(509) 458-3711

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.	Results of Operations and Financial Condition.

On July 27, 2010, Sterling Financial Corporation (“Sterling”) issued a press release regarding its results of operations and financial condition for the quarter ended June 30, 2010. A copy of the press release is included as Exhibit 99.1 to this report. The information included in the press release is considered to be “furnished” under the Securities Exchange Act of 1934. Sterling will include final financial statements and additional analyses for the period ended June 30, 2010, as part of its quarterly report on Form 10-Q covering that period. Sterling is releasing herewith supplemental information contained in Exhibit 99.2 to this report. The supplemental information has not previously been made publicly available.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling Financial Corporation dated July 27, 2010.
99.2	Supplemental information of Sterling Financial Corporation.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

July 27, 2010	By:	/s/ Daniel G. Byrne
Date		Daniel G. Byrne
Executive Vice President, Assistant Secretary, and Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling Financial Corporation dated July 27, 2010.
99.2	Supplemental information of Sterling Financial Corporation.